UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under § 240.14a-12

CRACKER BARREL OLD COUNTRY STORE, INC.
(Name of Registrant as Specified In Its Charter)

Biglari Capital Corp.

THE LION FUND II, L.P.

Biglari holdings inc.

First Guard Insurance Company

Southern Pioneer Property and Casualty Insurance Company

Biglari Reinsurance Ltd.

Biglari Insurance Group Inc.

Sardar Biglari

Milena Alberti-Perez

Michael W. Goodwin

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Biglari Capital Corp.

October 8, 2024

Dear Fellow Shareholder:

Biglari Capital Corp. (“Biglari Capital”) and the other participants in this solicitation (collectively, “Biglari”, “we” or “our”) are the beneficial owners of an aggregate of 2,069,141 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of Cracker Barrel Old Country Store, Inc. (“Cracker Barrel” or the “Company”), a Tennessee corporation, representing approximately 9.3% of the outstanding shares of Common Stock, making us one of the Company’s largest shareholders.

We are seeking your support for the election of our nominees to the Company’s Board of Directors (the “Board”) at the 2024 annual meeting of shareholders scheduled to be held on Thursday, November 21, 2024, at 10:00 a.m. Central Time via a live webcast, at www.cesonlineservices.com/cbrl24_vm (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

We are seeking representation on the Board because we believe the Board will benefit from the addition of directors with relevant experience in order to bring, inter alia, discipline to the Company’s capital allocation; assess store cannibalization; diagnose customer traffic decline; identify general and administrative excess; analyze capital expenditure returns, including the proposed remodel program; and evaluate brand positioning. The individuals we have nominated are highly qualified, capable, and ready to serve the shareholders of Cracker Barrel.

The Company has an annually elected Board with the terms of ten (10) directors set to expire at the Annual Meeting. Through this Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only our three (3) nominees, Milena Alberti-Perez, Sardar Biglari and Michael Goodwin (together, the “Biglari Nominees”), but also seven (7) of the Company’s nominees whose election we do not oppose. The Company nominees that Biglari does not oppose and believes are the most qualified to serve as directors with the Biglari Nominees are Jody L. Bilney, Gilbert R. Dávila, John Garratt, Cheryl Henry, Julie Masino, Gisel Ruiz and Darryl L. Wade (the “Unopposed Company Nominees”).

Biglari and Cracker Barrel will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to ten (10) nominees on Biglari’s enclosed GOLD universal proxy card. Any shareholder who wishes to vote for any combination of the Company’s nominees and the Biglari Nominees may do so on Biglari’s GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Biglari Nominees will have the legal effect of replacing three (3) incumbent directors with the Biglari Nominees. If elected, the Biglari Nominees will constitute a minority on the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to unlock shareholder value. However, we believe the election of the Biglari Nominees is an important step in the right direction for enhancing shareholder value at the Company. There is no assurance that any of the Company’s nominees will serve as directors if the Biglari Nominees are elected.

Shareholders are permitted to vote for less than ten (10) nominees or for any combination (up to ten (10) total) of the Biglari Nominees and the Company’s nominees on the GOLD universal proxy card. However, if shareholders choose to vote for any of the Company’s nominees, we strongly recommend that shareholders vote in favor of the Unopposed Company Nominees, who we believe are the most qualified to serve as directors to help achieve a Board composition that we believe is in the best interest of all shareholders. We believe the best opportunity for all of the Biglari Nominees to be elected is by voting on the GOLD universal proxy card. Biglari therefore urges shareholders using our GOLD universal proxy card to vote “FOR” the three (3) Biglari Nominees and “FOR” the seven (7) Unopposed Company Nominees.

IF YOU MARK FEWER THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE THREE (3) BIGLARI NOMINEES AND THE SEVEN (7) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

We urge you to carefully consider the information contained in the attached Proxy Statement and then support our efforts by signing, dating and returning the enclosed GOLD universal proxy card today. The attached Proxy Statement and the enclosed GOLD universal proxy card are first being furnished to the shareholders on or about October 8, 2024.

THIS SOLICITATION IS BEING MADE BY BIGLARI AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY.

If you have already voted on the Company’s white proxy card, you have every right to change your vote by signing, dating and returning a later-dated GOLD universal proxy card, or by voting virtually at the Annual Meeting.

If you have any questions or require any assistance with your vote, please contact Saratoga Proxy Consulting LLC, which is assisting us, at its address and toll-free number listed below.

Thank you for your support,

/s/ Sardar Biglari

If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Biglari’s proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379 or (212) 257-1311

Email: info@Saratogaproxy.com

2024 ANNUAL MEETING OF SHAREHOLDERS
OF
Cracker Barrel Old Country Store, Inc.
_________________________

PROXY STATEMENT
OF
BIGLARI CAPITAL CORP.
_________________________

PLEASE SIGN, DATE AND MAIL THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY

Biglari Capital Corp. (“Biglari Capital”) and the other participants in this solicitation (collectively, “Biglari”, “we” or “our”) are significant shareholders of Cracker Barrel Old Country Store, Inc., a Tennessee corporation (“Cracker Barrel” or the “Company”), who collectively beneficially own an aggregate of 2,069,141 shares of Common Stock, par value $0.01 per share (the “Common Stock”), of the Company, representing approximately 9.3% of the outstanding shares of Common Stock. We believe that the Board of Directors of the Company (the “Board”) requires the addition of new independent directors who have strong, relevant backgrounds and who are committed to maximizing shareholder value. We are seeking your support at the annual meeting of shareholders scheduled to be held on Thursday, November 21, 2024, at 10:00 a.m. Central Time via a live webcast, at www.cesonlineservices.com/cbrl24_vm (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”), for the following:*

1.	To elect our three (3) director nominees, Milena Alberti-Perez, Sardar Biglari and Michael Goodwin (each, a “Biglari Nominee” and, together, the “Biglari Nominees”), and seven (7) of the Company’s nominees, Jody L. Bilney, Gilbert R. Dávila, John Garratt, Cheryl Henry, Julie Masino, Gisel Ruiz and Darryl L. Wade, (collectively, the “Unopposed Company Nominees”), to serve until the 2025 annual meeting of shareholders (the “2025 Annual Meeting”) and until their respective successors are duly elected and qualified;

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement;
3.	To approve the Company’s shareholder rights agreement, which was adopted by the Company’s Board of Directors (the “Board”) on February 22, 2024, and effective as of February 27, 2024;
4.	To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year;
5.	To vote on a shareholder proposal, if properly presented at the Annual Meeting; and
6.	To conduct other business properly brought before the Annual Meeting.

This Proxy Statement and the enclosed GOLD universal proxy card are first being mailed to shareholders on or about October 8, 2024.

____________________________
* As of the date of this Proxy Statement, the Company’s definitive proxy statement for the Annual Meeting has not yet been filed with the Securities and Exchange Commission (the “SEC”). Accordingly, we have omitted certain information from this Proxy Statement that is not yet publicly available, including the number of shares of Common Stock outstanding as of the Record Date (as defined below), which we expect to be included in the Company’s definitive proxy statement. Once the Company publicly discloses this information, Biglari Capital intends to supplement this Proxy Statement to disclose such information and make any other necessary updates and file revised definitive materials with the SEC.

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Shareholders will not be able to attend the Annual Meeting in person. For further information on how to attend and vote virtually at the Annual Meeting and by proxy please see the “VOTING AND PROXY PROCEDURES” and “VIRTUAL MEETING” sections of this Proxy Statement.

The Company has an annually elected Board with the terms of ten (10) directors set to expire at the Annual Meeting. Through this Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only the three (3) Biglari Nominees, but also seven (7) of the Company’s nominees whose election we do not oppose, the Unopposed Company Nominees.

Biglari and Cracker Barrel will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to ten (10) nominees on Biglari’s enclosed GOLD universal proxy card. Any shareholder who wishes to vote for any combination of the Company’s nominees and the Biglari Nominees may do so on Biglari’s GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Your vote to elect the Biglari Nominees will have the legal effect of replacing three (3) incumbent directors. If elected, the Biglari Nominees, subject to their fiduciary duties as directors, will seek to work with the other members of the Board to position Cracker Barrel to maximize shareholder value. However, the Biglari Nominees will constitute a minority on the Board and there can be no guarantee that they will be able to implement the actions that they believe are necessary to do so. There is no assurance that any of the Company’s nominees will serve as directors if the Biglari Nominees are elected. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

Shareholders are permitted to vote for less than ten (10) nominees or for any combination (up to ten (10) total) of the Biglari Nominees and the Company’s nominees on the GOLD universal proxy card. However, if shareholders choose to vote for any of the Company’s nominees, we strongly recommend that shareholders vote in favor of the Unopposed Company Nominees, who we believe are the most qualified to serve as directors to help achieve a Board composition that we believe is in the best interest of all shareholders. We believe the best opportunity for all of the Biglari Nominees to be elected is by voting on the GOLD universal proxy card. Biglari therefore urges shareholders using our GOLD universal proxy card to vote “FOR” the three (3) Biglari Nominees and “FOR” the seven (7) Unopposed Company Nominees.

IF YOU MARK FEWER THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE THREE (3) BIGLARI NOMINEES AND THE SEVEN (7) UNOPPOSED COMPANY NOMINEES.

IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

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As of the date hereof, The Lion Fund II, L.P., a Delaware limited partnership (“The Lion Fund II”), Biglari Capital, a Texas limited liability company, First Guard Insurance Company, an Arizona corporation (“First Guard”), Southern Pioneer Property and Casualty Insurance Company, an Arkansas corporation (“Southern Pioneer”), Biglari Reinsurance Ltd., a Bermuda corporation (“Biglari Reinsurance”), Biglari Insurance Group Inc., a Delaware corporation (“Biglari Insurance”), Biglari Holdings Inc., an Indiana corporation (“Biglari Holdings”), Sardar Biglari (together with The Lion Fund II, Biglari Capital, First Guard, Southern Pioneer, Biglari Reinsurance, Biglari Insurance and Biglari Holdings, the “Biglari Group”), and the Biglari Nominees (each, a “Participant”, and together, the “Participants”) collectively beneficially own 2,069,141 shares of Common Stock. The Participants intend to vote their shares “FOR” the election of the Biglari Nominees and the Unopposed Company Nominees, “AGAINST” on the non-binding advisory vote on executive compensation, “AGAINST” the approval of the Company’s shareholder rights agreement, which was adopted by the Board on February 22, 2024 and effective as of February 27, 2024, “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year and “AGAINST” the shareholder proposal, as described herein.

The Company has set the close of business on September 27, 2024, as the record date for determining shareholders entitled to notice of and to vote at the Annual Meeting (the “Record Date”). Shareholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting. The mailing address of the principal executive offices of the Company is 305 Hartmann Drive, Lebanon, Tennessee 37087. The Company has not yet publicly disclosed the number of shares of Common Stock outstanding and entitled to vote at the Annual Meeting as of the Record Date. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC. As of September 13, 2024, there were 22,204,312 shares of Common Stock outstanding, which is the total number of shares of Common Stock outstanding as reported in the Company’s annual report on Form 10-K filed with the SEC on September 27, 2024.

THIS SOLICITATION IS BEING MADE BY BIGLARI AND NOT ON BEHALF OF THE BOARD OR MANAGEMENT OF THE COMPANY. BIGLARI IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING OTHER THAN AS DESCRIBED HEREIN. SHOULD OTHER MATTERS, WHICH BIGLARI IS NOT AWARE OF A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GOLD UNIVERSAL PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

BIGLARI URGES YOU TO VOTE “FOR” THE BIGLARI NOMINEES VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY. We believe the best opportunity for all of the Biglari Nominees to be elected is by voting on the GOLD universal proxy card. Biglari therefore urges shareholders using our GOLD universal proxy card to vote “FOR” the three (3) Biglari Nominees and “FOR” the seven (7) Unopposed Company Nominees.

IF YOU DO NOT HAVE ACCESS TO THE INTERNET, PLEASE SIGN, DATE AND RETURN THE GOLD UNIVERSAL PROXY CARD VOTING “FOR” THE ELECTION OF THE BIGLARI NOMINEES AND THE UNOPPOSED COMPANY NOMINEES.

IF YOU HAVE ALREADY SENT A PROXY CARD FURNISHED BY COMPANY MANAGEMENT OR THE BOARD, YOU MAY REVOKE THAT PROXY AND VOTE ON EACH OF THE PROPOSALS DESCRIBED IN THIS PROXY STATEMENT VIA THE INTERNET BY FOLLOWING THE INSTRUCTIONS ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD, OR IF YOU DO NOT HAVE ACCESS TO THE INTERNET, BY SIGNING, DATING AND RETURNING THE ENCLOSED GOLD UNIVERSAL PROXY CARD. THE LATEST DATED PROXY IS THE ONLY ONE THAT WILL BE COUNTED. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING OR BY VOTING VIRTUALLY AT THE ANNUAL MEETING.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting—
This Proxy Statement and our GOLD universal proxy card are available at

www.enhancecrackerbarrel.com

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IMPORTANT

Your vote is important, no matter how many shares of Common Stock you own. We urge you to sign, date, and return the enclosed GOLD universal proxy card today to vote FOR the election of the Biglari Nominees and the Unopposed Company Nominees and in accordance with Biglari’s recommendations on the other proposals on the agenda for the Annual Meeting.

•	If your shares of Common Stock are registered in your own name, please sign and date the enclosed GOLD universal proxy card and return it to Biglari c/o Saratoga Proxy Consulting LLC (“Saratoga”) in the enclosed envelope today.
•	If your shares of Common Stock are held in a brokerage account, you are considered the beneficial owner of the shares of Common Stock, and these proxy materials, together with a GOLD voting form, are being forwarded to you by your broker. As a beneficial owner, if you wish to vote, you must instruct your broker how to vote. Your broker cannot vote your shares of Common Stock on your behalf without your instructions.
•	Depending upon your broker, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed voting form.
•	You may vote your shares virtually at the Annual Meeting. Even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will be counted if you later decide not to attend the Annual Meeting.

As Biglari is using a “universal” proxy card containing all of the Biglari Nominees as well as the Company’s nominees, there is no need to use any other proxy card regardless of how you propose to vote. Biglari strongly urges you NOT to sign or return any white proxy cards or voting instruction forms that you may receive from Cracker Barrel. Even if you return the white management proxy card marked “withhold” as a protest against the incumbent directors, it will revoke any proxy card you may have previously sent to us.

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If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Biglari’s proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379 or (212) 257-1311

Email: info@Saratogaproxy.com

5

BACKGROUND TO SOLICITATION

The following is a chronology of events leading up to the proxy solicitation related to this Annual Meeting:

•	On September 28, 2022, Biglari Holdings, Biglari Capital, Mr. Biglari, The Lion Fund II, First Guard, Southern Pioneer, SPP&C Holding Co., Inc., and the Company entered into a Nomination and Cooperation Agreement (the “Cooperation Agreement”), pursuant to which, among other things, Jody Bilney was appointed to the Board.

•	On September 29, 2022, Biglari filed an amendment to its Schedule 13D with the SEC disclosing, among other things, entry into the Cooperation Agreement.

•	Julie Masino assumed the role of Chief Executive Officer-elect of the Company on August 7, 2023. Effective November 1, 2023, she assumed the role of President and Chief Executive Officer of the Company, succeeding Sandra B. Cochran.

•	On March 28, 2024, Mr. Biglari and an associate, Dr. Philip Cooley, met with Ms. Masino, CEO; Richard Wolfson, Senior Vice President, General Counsel, and Corporate Secretary of the Company; and Craig Pommells, Senior Vice President and Chief Financial Officer of the Company (the “March 28 Meeting”). At the March 28 Meeting, Mr. Biglari discussed a number of topics, including the Company’s financial performance, menu, brand strategy, capital allocation, and cost reduction opportunities. He emphasized the importance of focusing on core operations and how a turnaround of Cracker Barrel would not require a high capital expenditure program, i.e., a remodeling of the restaurants.

•	On June 11, 2024, Mr. Biglari and Dr. Cooley again met with Ms. Masino, Mr. Pommells, and Mr. Wolfson (the “June 11 Meeting”). At the June 11 Meeting, Mr. Biglari had discussions similar to those of the March 28 Meeting and emphasized the importance of divesting Maple Street Biscuit, focusing on core operations, and the need for a shareholder representation on the Board to oversee the Company’s capital expenditure plan. At the end of the June 11 Meeting, Mr. Biglari hand delivered a letter addressed to Chairman of the Board Carl Berquist (the “June 11 Letter”).

•	The June 11 Letter addressed to Chairman Berquist referenced the negative market reaction to the announcement of Cracker Barrel’s “strategic transformation plan” (i.e., a 14.5% one-day decline in the stock price), stated Biglari’s belief that the Company needs to have Board members with both a significant ownership stake and extensive restaurant and turnaround experience as it embarks on a major strategy, and discussed Biglari’s desire to gain representation on the Board and to work with the new management team in a constructive manner. The June 11 Letter also outlined Biglari’s ideas for the Company, including divesting Maple Street Biscuit, focusing on store-level economics, and returning cash to claimholders by paying down debt and dividends.

•	On June 28, 2024, Chairman Berquist responded to Biglari’s June 11, 2024, letter, denying its request for Board representation.

•	On August 16, 2024, The Lion Fund II delivered a letter to the Company (the “Nomination Letter”) nominating certain individuals, including Milena Alberti-Perez, Sardar Biglari, and Michael W. Goodwin, for election to the Board at the Annual Meeting.

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•	On August 18, 2024, The Lion Fund II delivered a supplement to the Nomination Letter to the Company (the “Nomination Supplement No. 1”) nominating an additional individual for election to the Board at the Annual Meeting.

•	On August 20, 2024, Biglari filed an amendment to its Schedule 13D with the SEC disclosing the submission of the Nomination Letter and Nomination Supplement No. 1 and its beneficial ownership of approximately 9.3% of the Company’s outstanding shares of Common Stock.

•	From August 27 to 29, 2024, members of the Board interviewed candidates nominated by The Lion Fund II, other than Mr. Biglari.

•	Between September 5, 2024 and October 7, 2024, counsel for Biglari and the Company spoke to discuss the terms of a potential additional cooperation agreement between the parties, but ultimately could not reach agreement on the number and identity of individuals to be appointed to the Board.

•	On September 18, 2024, the Company filed its preliminary proxy statement in connection with the Annual Meeting.

•	On September 23, 2024, Biglari notified the Company of its withdrawal of the nomination of two individuals it had nominated for election to the Board at the Annual Meeting.

•	On September 23, 2024, Biglari filed its preliminary proxy statement in connection with the Annual Meeting.

•	On September 25, 2024, Biglari filed an amendment to its Schedule 13D with the SEC disclosing its withdrawal of the nomination of the two individuals it had nominated for election to the Board at the Annual Meeting and that the two individuals are no longer parties to the Joint Filing and Solicitation Agreement (as defined below).

•	On October 1, 2024, Biglari filed a revised preliminary proxy statement in connection with the Annual Meeting.

•	On October 7, 2024, The Lion Fund II delivered a supplement to the Nomination Letter to the Company updating and supplementing the Notice as of the Record Date for the Annual Meeting in accordance with the Bylaws.

•	On October 8, 2024, Biglari issued a letter to the Company’s shareholders.

•	Also on October 8, 2024, Biglari filed this definitive proxy statement in connection with the Annual Meeting.

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REASONS FOR THE SOLICITATION

Destruction of Shareholder Value

Cracker Barrel’s Total Shareholder Return (“TSR”) has lagged its peers over one-, three-, five-, seven-, and ten-year time periods.

Total Shareholder Returns
	1-Year	3-Year	5-Year
Cracker Barrel	(49.6%)	(65.3%)	(70.2%)
Proxy Peer Group	(11.6%)	(10.6%)	17.6%
Casual Dining Peer Group	(10.6%)	(10.6%)	12.4%
S&P 500 Index	28.0%	29.9%	108.5%

Source: FactSet. Total shareholder returns as of August 16, 2024 — one day before Biglari Capital Corp.’s nomination notice became public.

Cracker Barrel 2024 proxy peers include: Big Lots, Inc., Bloomin' Brands, Inc., Brinker International, Inc., Cheesecake Factory Incorporated, Chipotle Mexican Grill, Inc., Darden Restaurants, Inc., Dave & Buster's Entertainment, Inc., Denny's Corporation, Dine Brands Global, Inc., Domino's Pizza, Inc., Jack in the Box Inc., Red Robin Gourmet Burgers, Inc., Texas Roadhouse, Inc., Tractor Supply Company, Wendy's Company, Williams-Sonoma, Inc.

Casual dining peers include: BJ's Restaurants, Inc., Bloomin' Brands, Inc., Brinker International, Inc., Cheesecake Factory Incorporated, Darden Restaurants, Inc., Dave & Buster's Entertainment, Inc., Denny's Corporation, Dine Brands Global, Inc., Texas Roadhouse, Inc.

Poor Capital Allocation Record

Over a 12-year period (2011-2023), Cracker Barrel spent an aggregate of $1.4 billion on capital expenditures, yet annual operating income fell from $167 million in fiscal 2011 to $121 million in fiscal 2023.1 Operating income for fiscal 2024 was $45 million with capital expenditures of $127 million.2

“Strategic Transformation Plan” Is a High Capital Expenditure Plan

On May 16, 2024, Cracker Barrel outlined its “strategic transformation plan.” Over the next three years, the Company plans to spend “$600 million to $700 million” in capital expenditures.

Neither the appointment of Julie Masino as the Company’s CEO nor her new transformation plan has restored shareholder confidence. In fact, Cracker Barrel’s share price fell 14.5% upon the announcement of the transformation plan on May 16, 2024,3 and is down 50.9% since Ms. Masino’s appointment as CEO-elect on August 7, 2023.4

1 Source: SEC filings

2 Source: Company 8-K, dated September 19, 2024

3 Source: Factset. 1-day price impact.

4 https://investor.crackerbarrel.com/news-releases/news-release-details/cracker-barrel-names-julie-felss-masino-companys-new-president.

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Significant Dividend Reduction

As part of its transformation plan, Cracker Barrel decided to slash the quarterly dividend – which averaged $8 per share between 2015 and 2019 – to an annualized $1 per share. The Board’s decision to cut the quarterly dividend by approximately 90% highlights the steep burden shareholders must bear for the proposed plan.

Cracker Barrel Must Focus on its Core Business

Instead of implementing the high capex plan, we believe the Board must focus on the following:

1)	Divest Maple Street Biscuit.

2)	Halt new store openings.

3)	Focus on store-level economics.

4)	Return cash to claimholders.

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PROPOSAL ONE

ELECTION OF DIRECTORS

The Board is currently composed of ten (10) directors, each with a term expiring at the Annual Meeting. We are seeking your support at the Annual Meeting to elect our three (3) Biglari Nominees, Milena Alberti-Perez, Sardar Biglari and Michael Goodwin, for terms ending at the 2025 Annual Meeting. Your vote to elect the Biglari Nominees will have the legal effect of replacing three (3) incumbent directors of the Company with the Biglari Nominees. If elected, the Biglari Nominees will constitute a minority on the Board and there can be no guarantee that the Biglari Nominees will be able to implement any actions that they may believe are necessary to unlock shareholder value at Cracker Barrel. However, we believe the election of the Biglari Nominees is an important step in the right direction for enhancing shareholder value at the Company. There is no assurance that any incumbent director will serve as a director if any of the Biglari Nominees is elected to the Board. You should refer to the Company's proxy statement for the names, background, qualifications and other information concerning the Company's nominees.

This Proxy Statement is soliciting proxies to elect not only the three (3) Biglari Nominees, but also the seven (7) Unopposed Company Nominees. We have provided the required notice to the Company pursuant to the Universal Proxy Rules, including Rule 14a-19(a)(1) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and intend to solicit the holders of Common Stock representing at least 67% of the voting power of Common Stock entitled to vote on the election of directors in support of director nominees other than the Company’s nominees. The names, background and qualifications of the Company’s nominees, and other information about them, can be found in the Company’s proxy statement.

THE BIGLARI NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices or employments for the past five (5) years of each of the Biglari Nominees. The nominations were made in a timely manner and in compliance with the applicable provisions of the Company’s governing instruments. The specific experience, qualifications, attributes and skills that led us to conclude that the Biglari Nominees should serve as directors of the Company are set forth below. This information has been furnished to us by the Biglari Nominees. Each of the Biglari Nominees is a citizen of the United States of America. Ms. Alberti-Perez is also a citizen of Italy.

Milena Alberti-Perez, age 51, has served on the boards of directors of Digimarc Corp. (NASDAQ: DMRC), a provider of enterprise software and services, since April 2022, Pitney Bowes Inc. (NYSE: PBI), a shipping and mailing company that provides technology, logistics and financial services, since May 2023 and Allurion Technologies, Inc. (NYSE: ALUR), a company dedicated to ending obesity, since March 2024. Ms. Alberti-Perez was most recently the Chief Financial Officer at Getty Images Holding, Inc. (NYSE: GETY), a visual media company, from January 2021 to January 2022. Previously, Ms. Alberti-Perez was Chief Financial Officer at MediaMath, Inc., a demand-side platform for programmatic marketing and advertising, from January 2020 to December 2020. Prior to this, Ms. Alberti-Perez held various financial and publishing roles at Penguin Random House LLC (“Penguin Random House”), a multinational publishing company, including Global and U.S. Chief Financial Officer from 2015 to 2017, Senior Vice President of Global Corporate Finance from 2014 to 2015, Senior Vice President of Corporate Development from 2011 to 2014, Vice President of Mergers & Acquisitions from 2010 to 2011, Director of Spanish Language Publishing from 2004 to 2010, and Director of Corporate Development from 2001 to 2004. Earlier in her career, Ms. Alberti-Perez was an associate in Latin American Equity Research at Morgan Stanley (NYSE: MS), a multinational investment management and financial services company, from 1997 to 1999, and a financial analyst at Lehman Brothers Holdings Inc., which was an American global financial services firm, from 1995 to 1997. Ms. Alberti-Perez has served on the boards of directors of International Literary Properties, a company focused on securing literary intellectual property rights, where share also serves as a Senior Advisor, since July 2023, Overdrive, Inc., a digital content distributor, since September 2020, and RBmedia, an audiobook publishing company, since 2018. Ms. Alberti-Perez previously served on the boards of directors of Penguin Random House as a non-voting board member and a member of its audit committee from 2015 to 2017, Companhia das Letras, the largest publishing house in São Paulo, from 2016 to 2017, and FlatWorld (f/k/a Flat World Knowledge), a publisher of college-level textbooks and educational supplements, as an observer from 2011 to 2016. Ms. Alberti-Perez has also served on the boards of National Public Radio, Inc., a public broadcasting organization, since May 2023, the Wild Bird Fund, New York City’s only wildlife rehabilitation center, since October 2019, and Jumpstart, a national early education organization, since 2015. Ms. Alberti-Perez is a member of the Latino Corporate Directors Association, a non-profit organization, since 2018. Ms. Alberti-Perez previously served on the boards of directors of THE CITY, a non-profit news organization, from June 2019 to January 2021, and the University of Pennsylvania’s Executive Fund, the annual giving fund of the University of Pennsylvania, from 2015 to April 2021. Ms. Alberti-Perez received an M.B.A. from the Harvard Business School and a B.A. in Economics from The University of Pennsylvania.

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We believe that Ms. Alberti-Perez’s experience in executive roles, as well as her financial expertise and extensive public board service, would make her a valuable addition to the Board.

Sardar Biglari, age 47, has served as Chairman of the Board of Directors and Chief Executive Officer of Biglari Holdings (NYSE: BH, BH-A), a holding company owning subsidiaries engaged in a number of diverse business activities, since 2008. In his capacity as Chairman and Chief Executive Officer of Biglari Holdings, Mr. Biglari serves as a director, Chairman and/or Chief Executive Officer of certain of Biglari Holdings’ subsidiaries, including Steak n Shake Inc., an American brand serving premium burgers and shakes. Mr. Biglari has also served as Chairman and Chief Executive Officer of Biglari Capital, of which he is the sole owner, and which is the general partner of The Lion Fund, L.P. and The Lion Fund II, private investment partnerships, since its inception in 2000. Mr. Biglari has served on the board of directors of Abraxas Petroleum Corporation (formerly OTCQX: AXAS), a crude oil and natural gas exploration and production company, since September 2022. Mr. Biglari received a B.S. in Business Administration from Trinity University.

We believe that Mr. Biglari’s deep restaurant industry expertise, coupled with his extensive managerial and investing experience, would make him a valuable addition to the Board.

Michael W. Goodwin, age 64, has served on the board of directors of Burlington Stores, Inc. (NYSE: BURL), a department store retailer, since December 2020. Mr. Goodwin most recently served as Senior Vice President of Information Technology and Chief Technology Information Officer of PetSmart, Inc., a specialty provider of pet products and services, from 2014 to January 2023. Prior to that, Mr. Goodwin held several positions of increasing responsibility at Hallmark Cards, Incorporated (“Hallmark”), a manufacturer and publisher of greeting cards and gifts, from 1990 to 2014, ultimately serving as Senior Vice President and Chief Information Officer and Business Enablement, from 2006 to 2014. Prior to Hallmark, Mr. Goodwin served as a Field Artillery Officer in the United States Army, from 1982 to 1990. Mr. Goodwin has served on the boards of directors of Eckerd Connects, a non-profit organization specializing in workforce development for underserved populations, since June 2023, and Telecare Corporation, a provider of mental health services, since August 2023. Mr. Goodwin has also served as a member of the Strategic Council of Plexus Worldwide, LLC, a science-based health and wellness company, since October 2022. Mr. Goodwin earned an M.B.A. from the University of Kansas Graduate School of Business and a B.S. in Computer Science from the United States Military Academy at West Point.

We believe that Mr. Goodwin’s more than 30 years of information technology and cybersecurity experience, coupled with his public and private board experience, would make him a valuable addition to the Board.

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The principal business address of Ms. Alberti-Perez is 58 West 88th Street, New York, New York 10024. The principal business address of Mr. Goodwin is 9745 N 113th Way, Scottsdale, Arizona 85259. The principal business address of Mr. Biglari is 19100 Ridgewood Parkway, Suite 1200, San Antonio, Texas 78259.

As of the date hereof, neither Ms. Alberti-Perez nor Mr. Goodwin owns beneficially or of record any shares of Common Stock or has entered into any transactions in the securities of the Company during the past two years.

As of the date hereof, Mr. Biglari does not directly own any securities of the Company and has not directly entered into any transactions in securities of the Company during the past two years. Mr. Biglari, by virtue of his relationship with Biglari Capital and Biglari Holdings described elsewhere in this Proxy Statement, may be deemed to beneficially own the 2,069,141 shares of Common Stock owned in the aggregate by The Lion Fund II, First Guard and Southern Pioneer. Mr. Biglari disclaims beneficial ownership of such shares of Common Stock that he does not directly own.

On August 16, 2024, The Lion Fund II, Biglari Capital, First Guard, Southern Pioneer, Biglari Reinsurance, Biglari Insurance, Biglari Holdings, Mr. Biglari, Ms. Alberti-Perez and Mr. Goodwin entered into a Joint Filing and Solicitation Agreement (the “Joint Filing and Solicitation Agreement”) in which, among other things, (i) the Participants agreed to jointly file a statement on Schedule 13D, and any amendments thereto, with respect to securities of the Company to the extent required by applicable law, (ii) the Participants agreed to solicit proxies for the election of certain persons nominated for election to the Board at the Annual Meeting (including those nominated by or on behalf of the Biglari Group), (iii) the Participants agreed to take all other action necessary to achieve the foregoing, and (iv) the Biglari Group agreed to bear all expenses incurred in connection with the Participants’ activities, including approved expenses incurred by any of the parties in connection with the solicitation, subject to certain limitations.

Each of the Biglari Nominees, other than Mr. Biglari, has granted Mr. Biglari a power of attorney to execute certain SEC filings and other documents in connection with the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting.

The Lion Fund II has signed separate letter agreements with each of the Biglari Nominees, other than Mr. Biglari, pursuant to which it and its affiliates have agreed to indemnify such Biglari Nominees against certain claims arising from the solicitation of proxies from the Company’s shareholders in connection with the Annual Meeting and any related transactions. For the avoidance of doubt, such indemnification does not apply to any claims made against such Biglari Nominees in their capacities as directors of the Company, if so elected.

On September 28, 2022, Biglari Holdings, Biglari Capital, Mr. Biglari, The Lion Fund II, First Guard, Southern Pioneer, SPP&C Holding Co., Inc., and the Company entered into the Cooperation Agreement, which is incorporated herein by reference, pursuant to which, among other things, Jody Bilney was appointed to the Board.

We believe that each Biglari Nominee presently is, and if elected as a director of the Company, each of the Biglari Nominees would qualify as, an “independent director” within the meaning of (i) applicable NASDAQ listing standards applicable to board composition, including Rule 5605(a)(2), and (ii) Section 301 of the Sarbanes-Oxley Act of 2002. Notwithstanding the foregoing, we acknowledge that no director of a NASDAQ listed company qualifies as “independent” under the NASDAQ listing standards unless the board of directors affirmatively determines that such director is independent under such standards. Accordingly, we acknowledge that if any Biglari Nominee is elected, the determination of such Biglari Nominee’s independence under the NASDAQ listing standards ultimately rests with the judgment and discretion of the Board. No Biglari Nominee is a member of the Company’s compensation, nominating or audit committee that is not independent under any such committee’s applicable independence standards.

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Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Biglari Nominee has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Biglari Nominee directly or indirectly beneficially owns any securities of the Company; (iii) no Biglari Nominee owns any securities of the Company which are owned of record but not beneficially; (iv) no Biglari Nominee has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Biglari Nominee is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Biglari Nominee is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Biglari Nominee owns beneficially, directly or indirectly, any securities of the Company; (viii) no Biglari Nominee owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Biglari Nominee or any of his or her associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Biglari Nominee or any of his or her associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Biglari Nominee has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Biglari Nominee holds any positions or offices with the Company; (xiii) no Biglari Nominee has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; (xiv) no companies or organizations, with which any of the Biglari Nominees has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company; and (xv) there are no material proceedings to which any Biglari Nominee or any of his or her associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. Except as disclosed herein, with respect to each of the Biglari Nominees, (a) none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act (“Regulation S-K”) occurred during the past 10 years, (b) there are no relationships involving any Biglari Nominee or any of such Biglari Nominee’s associates that would have required disclosure under Item 407(e)(4) of Regulation S-K had such Biglari Nominee been a director of the Company, and (c) none of the Biglari Nominees nor any of their associates has received any fees earned or paid in cash, stock awards, option awards, non-equity incentive plan compensation, changes in pension value or nonqualified deferred compensation earnings or any other compensation from the Company during the Company’s last completed fiscal year, or was subject to any other compensation arrangement described in Item 402 of Regulation S-K.

Other than as stated herein, there are no arrangements or understandings between or among the members of Biglari or any other person or persons pursuant to which the nominations described herein are to be made, other than the consent by each of the Biglari Nominees to be named as a nominee of The Lion Fund II in any proxy statement and form of proxy relating to the Annual Meeting and serving as a director of the Company if elected as such at the Annual Meeting. Other than as stated herein, the Biglari Nominees are not a party adverse to the Company or any of its subsidiaries nor do the Biglari Nominees have a material interest adverse to the Company or any of its subsidiaries in any material pending legal proceeding.

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We do not expect that any of the Biglari Nominees will be unable to stand for election, but, in the event any Biglari Nominee is unable to serve or for good cause will not serve, the shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted for substitute nominee(s), to the extent this is not prohibited under the Company’s Second Amended and Restated Bylaws (the “Bylaws”) and applicable law. In addition, we reserve the right to nominate substitute person(s) if the Company makes or announces any changes to the Bylaws or takes or announces any other action that has, or if consummated would have, the effect of disqualifying any Biglari Nominee, to the extent this is not prohibited under the Bylaws and applicable law. In any such case, we would identify and properly nominate such substitute nominee(s) in accordance with the Bylaws and the shares of Common Stock represented by the enclosed GOLD universal proxy card will be voted for such substitute nominee(s). We reserve the right to nominate additional person(s), to the extent this is not prohibited under the Bylaws and applicable law, if the Company increases the size of the Board above its existing size or increases the number of directors whose terms expire at the Annual Meeting. Additional nominations made pursuant to the preceding sentence are without prejudice to the position of Biglari that any attempt to increase the size of the current Board or to classify the Board constitutes an unlawful manipulation of the Company’s corporate machinery.

Biglari and Cracker Barrel will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Each of the Biglari Nominees has consented to being named as a nominee for election as a director of the Company in any proxy statement and form of proxy relating to the Annual Meeting. Shareholders will have the ability to vote for up to ten (10) nominees on Biglari’s enclosed GOLD universal proxy card. Any shareholder who wishes to vote for any combination of the Company’s nominees and the Biglari Nominees may do so on Biglari’s GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

Shareholders are permitted to vote for fewer than ten (10) nominees or for any combination (up to ten (10) total) of the Biglari Nominees and the Company’s nominees on the GOLD universal proxy card. However, if shareholders choose to vote for any of the Company’s nominees, we recommend that shareholders vote in favor of the Unopposed Company Nominees, who we believe are sufficiently qualified to serve as directors, to help achieve a Board composition that we believe is in the best interest of all shareholders. There is no need to use the Company’s white universal proxy card or voting instruction form, regardless of how you wish to vote. Biglari urges shareholders to vote using our GOLD universal proxy card “FOR” the three (3) Biglari Nominees and “FOR” the Unopposed Company Nominees.

The Company nominees that Biglari does not oppose and believes are the most qualified to serve as directors with the Biglari Nominees are the Unopposed Company Nominees. Certain information about the Unopposed Company Nominees is set forth in the Company’s proxy statement. Biglari is not responsible for the accuracy of any information provided by or relating to Cracker Barrel or its nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Cracker Barrel or any other statements that Cracker Barrel or its representatives have made or may otherwise make.

IF YOU MARK FEWER THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, OUR GOLD UNIVERSAL PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED. IF NO DIRECTION IS INDICATED WITH RESPECT TO HOW YOU WISH TO VOTE YOUR SHARES, THE PROXIES NAMED THEREIN WILL VOTE SUCH SHARES “FOR” THE THREE (3) BIGLARI NOMINEES AND THE SEVEN (7) UNOPPOSED COMPANY NOMINEES.

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IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

WE STRONGLY URGE YOU TO VOTE “FOR” THE ELECTION OF THE BIGLARI NOMINEES ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD.

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PROPOSAL TWO

ADVISORY (NON-BINDING) VOTE ON THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS

As discussed in further detail in the Company’s proxy statement, the Company is providing shareholders with the opportunity to cast an advisory, non-binding vote on the executive compensation of the Company’s named executive officers as required by Section 14A of the Exchange Act and the Dodd-Frank Wall Street Reform and Consumer Protection Act. According to the Company’s proxy statement, while the vote on this proposal is advisory and non-binding, the Compensation Committee of the Board, which is responsible for designing and administering the Company’s executive compensation program, highly values the opinions of the Company’s shareholders and will consider the vote of the Company’s shareholders when making compensation decisions for the Company’s named executive officers in the future. Accordingly, the Company is asking shareholders to vote on the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s shareholders approve, on an advisory basis, the compensation of the Named Executive Officers, as disclosed in the Company’s proxy statement for the Annual Meeting of Shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, the 2024 Summary Compensation Table and the other related tables and disclosure.”

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL THREE

Approval of the Company’s shareholder rights agreement

As discussed in further detail in the Company’s proxy statement, on February 22, 2024, the Board determined to extend the Company’s shareholder rights plan for a further three-year term, subject to the approval of the Company’s shareholders at the Annual Meeting.

According to the Company’s proxy statement, in connection with this determination, the Board declared a dividend of one preferred share purchase right for each outstanding share of Common Stock and adopted a shareholder rights plan, as set forth in the Rights Agreement dated as of February 27, 2024 (the “Rights Agreement”), by and between the Company and Equiniti Trust Company, LLC, as rights agent. The dividend was paid on March 8, 2024, to shareholders of record as of the close of business on March 8, 2024. The Rights Agreement is intended to replace the Company’s previous rights plan adopted and approved by the Company’s shareholders in 2021 (the “2021 Rights Agreement”). Other than extending the term, the Rights Agreement makes no changes to the material terms and conditions of the 2021 Rights Agreement.

Biglari believes that a shareholder rights plan, also known as a poison pill — like the one Cracker Barrel seeks to approve the extension of at the Annual Meeting — will limit the Company’s future stock price. We firmly contend that the poison pill entrenches Board members, limiting their accountability to shareholders. We believe a poison pill disenfranchises shareholders and insulates the Board from accountability.

Cracker Barrel’s rationale for its poison pill completely falls apart when viewed in the context of the Tennessee Control Share Acquisition Act. This statute provides that a shareholder with more than a 20% ownership cannot vote any shares above 20%, unless voting rights are authorized by the other shareholders at a special meeting. Accordingly, we believe a 20% threshold for Cracker Barrel’s poison pill is completely unnecessary.

Furthermore, we believe Cracker Barrel’s poison pill will have a negative effect on its share price. Limiting the number of shares that shareholders can purchase limits demand, which therefore can negatively impact market price. In our view, this restriction also removes optionality for investors. We believe options have value; by removing options, shareholder value is reduced.

Consequently, we strongly recommend that you vote against the poison pill because we believe that it is unnecessary, embeds the Board, and reduces Cracker Barrel’s stock price.

WE RECOMMEND SHAREHOLDERS VOTE “AGAINST” THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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PROPOSAL FOUR

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As discussed in further detail in the Company’s proxy statement, the Audit Committee of the Board has retained Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2025, and the Board is requesting that shareholders ratify such selection.

According to the Company’s proxy statement, if shareholders fail to ratify the appointment of Deloitte & Touche LLP, the Audit Committee will consider any failure to ratify the appointment of Deloitte & Touche LLP but in its discretion may still direct the appointment of Deloitte & Touche LLP. Also, if the ratification of the appointment of Deloitte & Touche LLP is approved, the Audit Committee in its discretion may still direct the appointment of a different independent registered public accounting firm at any time and without shareholder approval if the Audit Committee believes that such a change would be in the Company’s best interest and the best interest of the Company’s shareholders.

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “FOR” THIS PROPOSAL.

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PROPOSAL FIVE

SHAREHOLDER PROPOSAL

As discussed in further detail in the Company’s proxy statement, the Company received from The Accountability Board, Inc. (“TAB”) a shareholder proposal for action at the Annual Meeting. TAB is asking shareholders to approve of the following resolution at the Annual Meeting:

“RESOLVED: Shareholders request that Cracker Barrel disclose any targets it has for reducing its greenhouse gas emissions that are measurable and timebound — or, if no such targets exist, to establish (and publish) them. Progress against the targets should then be regularly disclosed.”

WE MAKE NO RECOMMENDATION WITH RESPECT TO THIS PROPOSAL AND INTEND TO VOTE OUR SHARES “AGAINST” THIS PROPOSAL.

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VOTING AND PROXY PROCEDURES

Only shareholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote. Shareholders who sell shares of Common Stock before the Record Date (or acquire them without voting rights after the Record Date) may not vote such shares of Common Stock. Shareholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such shares of Common Stock after the Record Date. Based on publicly available information, we believe that the only outstanding class of securities of the Company entitled to vote at the Annual Meeting is the shares of Common Stock.

Shares of Common Stock represented by properly executed GOLD universal proxy cards will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of the Biglari Nominees and the Unopposed Company Nominees to the Board, AGAINST on the non-binding advisory vote on executive compensation, AGAINST the approval of the Company’s shareholder rights agreement, which was adopted by the Board on February 22, 2024 and effective as of February 27, 2024, FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2025 fiscal year and AGAINST the approval of the shareholder proposal.

Biglari and Cracker Barrel will each be using a universal proxy card for voting on the election of directors at the Annual Meeting, which will include the names of all nominees for election to the Board. Shareholders will have the ability to vote for up to ten (10) nominees on Biglari’s enclosed GOLD universal proxy card. Any shareholder who wishes to vote for any combination of the Company’s nominees and the Biglari Nominees may do so on Biglari’s GOLD universal proxy card. There is no need to use the Company’s white proxy card or voting instruction form, regardless of how you wish to vote.

The Company has an annually elected Board with the terms of ten (10) directors set to expire at the Annual Meeting. Through this Proxy Statement and enclosed GOLD universal proxy card, we are soliciting proxies to elect not only the three (3) Biglari Nominees, but also seven (7) of the Company’s nominees whose election we do not oppose, the Unopposed Company Nominees. Shareholders are permitted to vote for less than ten (10) nominees or for any combination (up to ten (10) total) of the Biglari Nominees and the Company’s nominees on the GOLD universal proxy card. However, if shareholders choose to vote for any of the Company’s nominees, we strongly recommend that shareholders vote in favor of the Unopposed Company Nominees, who we believe are the most qualified to serve as directors to help achieve a Board composition that we believe is in the best interest of all shareholders. We believe the best opportunity for all of the Biglari Nominees to be elected is by voting on the GOLD universal proxy card. Biglari therefore urges shareholders using our GOLD universal proxy card to vote “FOR” the three (3) Biglari Nominees and “FOR” the seven (7) Unopposed Company Nominees.

IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID.

VIRTUAL MEETING

The Company has disclosed that the Annual Meeting will take place in a virtual meeting format only. Shareholders will not be able to attend the Annual Meeting in person.

In order to virtually attend, you (or your authorized representative) must register in advance at www.cesonlineservices.com/cbrl24_vm prior to the deadline of November 20, 2024 at 10:00 a.m. Central Time.

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If you were a shareholder of record as of the close of business on the Record Date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/cbrl24_vm. Please have your GOLD universal proxy card containing your control number available and follow the instructions to complete your registration request. After registering, you will receive a confirmation email with a link and instructions for accessing the Annual Meeting. Please verify that you have received the confirmation email in advance of the Annual Meeting, including the possibility that it may be in your spam or junk folder. Requests to register to participate in the Annual Meeting must be received no later than 10:00 a.m. Central Time on Wednesday, November 20, 2024.

If you do not have your GOLD universal proxy card, you may still register to attend the Annual Meeting by accessing www.cesonlineservices.com/cbrl24_vm, but you will need to provide proof of ownership of shares of Common Stock as of the record date during the registration process. Such proof of ownership may include a copy of your proxy card received either from the Company or Biglari or a statement showing your ownership as of the Record Date.

If you were the beneficial owner of shares (that is, you held your shares in street name through an intermediary such as a broker, bank or other nominee) as of the Record Date, you may register to attend the Annual Meeting by accessing www.cesonlineservices.com/cbrl24_vm and providing evidence during the registration process that you beneficially owned shares of Common Stock as of the Record Date, which may consist of a copy of the voting instruction form provided by your broker, bank or other nominee, an account statement or a letter or legal proxy from such broker, bank or other nominee.

After registering, you will receive a confirmation email prior to the Annual Meeting with a link and instructions for entering the virtual Annual Meeting.

Although the meeting webcast will begin at 10:00 a.m. Central Time on November 21, 2024, we encourage you to access the meeting site prior to the start time to allow ample time to log into the meeting webcast and test your computer system. Accordingly, the Annual Meeting site will first be accessible to registered shareholders beginning at 9:30 a.m. Central Time on November 21, 2024, the day of the meeting.

Whether or not you plan to attend the Annual Meeting, we urge you to sign, date and return the enclosed GOLD universal proxy card in the postage-paid envelope provided, or vote via the Internet, as instructed on the GOLD universal proxy card. Additional information and Biglari’s proxy materials can also be found at www.enhancecrackerbarrel.com. If you have any difficulty following the registration process, please email our proxy solicitor at info@Saratogaproxy.com.

All shareholders who register to attend the Annual Meeting will receive an email prior to the Annual Meeting containing the contact details of technical support in the event they encounter difficulties accessing the virtual meeting or during the meeting. Shareholders are encouraged to contact technical support if they encounter any technical difficulties with the meeting webcast. In the event of any technical disruptions that prevent the chair from hosting the Annual Meeting within 30 minutes of the date and time set forth above, the meeting may be adjourned or postponed.

Shareholders that pre-register for the Annual Meeting may also vote during the meeting by clicking on the “Shareholder Ballot” link that will be available on the meeting website during the Annual Meeting.

Shareholders of record may vote directly by simply accessing the virtual ballot available on the Annual Meeting website.

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Beneficial owners of shares are encouraged to vote in advance of the Annual Meeting. If you intend to vote during the Annual Meeting, as a beneficial shareholder you must obtain a legal proxy from your brokerage firm or bank. Most brokerage firms or banks allow a shareholder to obtain a legal proxy either online or by mail. Follow the instructions provided by your brokerage firm or bank. If you have requested a legal proxy online, and you have not received an email with your legal proxy within two business days of your request, contact your brokerage firm or bank.

If you have requested a legal proxy by mail, and you have not received it within five business days of your request, contact your brokerage firm or bank. You may submit your legal proxy either (i) in advance of the Annual Meeting by attaching the legal proxy and a proxy card with your voting instructions (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to info@Saratogaproxy.com or (ii) along with your voting ballot during the Annual Meeting. We must have your legal proxy in order for your vote submitted during the Annual Meeting to be valid. To avoid any technical difficulties on the day of the Annual Meeting, we encourage you to submit your legal proxy in advance of the Annual Meeting by attaching the legal proxy and a proxy card with your voting instructions (or an image thereof in PDF, JPEG, GIF or PNG file format) in an email to info@Saratogaproxy.com to ensure that your vote is counted, rather than wait to upload the legal proxy during the Annual Meeting. Multiple legal proxies must be combined into one document for purposes of uploading them with your ballot on the Annual Meeting website.

Quorum; Broker Non-Votes; Discretionary Voting

A quorum is the minimum number of shares of Common Stock that must be represented at a duly called meeting in person or by proxy in order to legally conduct business at the meeting. The holders of a majority of the shares of the Company’s Common Stock issued and outstanding and entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. The Company has not yet publicly disclosed the number of shares of Common Stock outstanding and entitled to vote at the close of business on the Record Date. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

Abstentions and shares represented by “broker non-votes” will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes cast either in favor of or against a particular proposal. In addition, if you hold your shares in street name and do not provide voting instructions to your broker, your shares will not be voted on any proposal on which your broker does not have discretionary authority to vote (a “broker non-vote”). Under applicable rules, your broker will not have discretionary authority to vote your shares at the Annual Meeting on any of the proposals if you receive proxy materials from both the Company and Biglari.

If you are a shareholder of record, you may deliver your vote via the Internet or by mail or attend the Annual Meeting virtually, to be counted in the determination of a quorum.

If you are a beneficial owner, your broker will vote your shares pursuant to your instructions, and those shares will count in the determination of a quorum. A broker non-vote occurs when a broker holding shares for a beneficial owner has discretionary authority to vote on “routine” matters brought before a shareholder meeting, but the beneficial owner of the shares fails to provide the broker with specific instructions on how to vote on any “non-routine” matters brought to a vote at the shareholder meeting. Under the rules governing brokers’ discretionary authority, if a shareholder receives proxy materials from or on behalf of both us and the Company, then brokers holding shares in such shareholder’s account will not be permitted to exercise discretionary authority regarding any of the proposals to be voted on at the Annual Meeting, whether “routine” or not. As a result, there would be no broker non-votes by such brokers. In such case, if you do not submit any voting instructions to your broker, then your shares will not be counted in determining the outcome of any of the proposals at the Annual Meeting, nor will your shares be counted for purposes of determining whether a quorum exists. However, if you receive proxy materials only from the Company, then brokers will be entitled to vote your shares on “routine” matters without instructions from you. The only proposal that would be considered “routine” in such event is Proposal 2 (ratification of the Company’s independent registered public accounting firm). A broker will not be entitled to vote your shares on any “non-routine” matters, absent instructions from you. We urge you to instruct your broker about how you wish your shares to be voted.

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Votes Required for Approval

Proposal 1: Election of Directors ─ According to the Company’s proxy statement, directors are elected by a plurality vote. As a result, the ten (10) director nominees receiving the highest number of “FOR” votes will be elected as directors. With respect to the election of directors, only votes cast “FOR” a nominee will be counted. Proxy cards specifying that votes should be withheld with respect to one or more nominees will result in those nominees receiving fewer votes but will not count as a vote against the nominees. Neither an abstention nor a broker non-vote will count as a vote cast “FOR” or “AGAINST” a director nominee. Therefore, abstentions and broker non-votes will have no direct effect on the outcome of the election of directors.

Proposal 2: Advisory Vote on Executive Compensation ─ According to the Company’s proxy statement, with respect to the advisory vote on executive compensation, in order to be approved, the number of shares voted “FOR” this proposal must exceed the number of shares voted “AGAINST” this proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 3: Approval of Shareholder Rights Agreement – According to the Company’s proxy statement, this proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 4: Ratification of Independent Registered Public Accounting Firm ─ According to the Company’s proxy statement, this proposal will be approved if the votes cast “FOR” the proposal exceed the votes cast “AGAINST” the proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

Proposal 5: Shareholder proposal requesting the Company disclose targets for reducing greenhouse gas emissions – According to the Company’s proxy statement, this proposal will be approved if the number of shares of Common Stock voted “FOR” the proposal exceeds the number of shares of Common Stock voted “AGAINST” the proposal. The Company has indicated that neither abstentions nor broker non-votes will have any legal effect on whether this proposal is approved.

If you sign and submit your GOLD universal proxy card without specifying how you would like your shares voted, your shares will be voted as specified above and in accordance with the discretion of the persons named on the GOLD universal proxy card with respect to any other matters that may be voted upon at the Annual Meeting.

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Revocation of Proxies

Shareholders of the Company may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting virtually (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by voting again through the Internet, by delivering a written notice of revocation, or by signing and delivering a subsequently dated proxy which is properly completed. The latest dated proxy is the only one that will be counted. The revocation may be delivered either to Biglari in care of Saratoga at the address set forth on the back cover of this Proxy Statement or to the Company at 305 Hartmann Drive, Lebanon, Tennessee 37087, or any other address provided by the Company. Although a revocation is effective if delivered to the Company, Biglari requests that either the original or photostatic copies of all revocations be mailed to Biglari in care of Saratoga at the address set forth on the back cover of this Proxy Statement so that we will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding shares of Common Stock. Additionally, Saratoga may use this information to contact shareholders who have revoked their proxies in order to solicit later dated proxies for the election of the Biglari Nominees.

IF YOU WISH TO VOTE FOR THE BIGLARI NOMINEES, FOLLOW THE INSTRUCTIONS TO VOTE BY INTERNET ON THE ENCLOSED GOLD UNIVERSAL PROXY CARD. ALTERNATIVELY, IF YOU DO NOT HAVE ACCESS TO THE INTERNET, PLEASE SIGN, DATE AND RETURN THE ENCLOSED GOLD UNIVERSAL PROXY CARD TODAY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

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SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this Proxy Statement is being made by Biglari. Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements. Solicitations may be made by certain of the respective directors, officers, members and employees of the Biglari Group, none of whom will, except as described elsewhere in this Proxy Statement, receive additional compensation for such solicitation. The Biglari Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees.

The Biglari Group has entered into an agreement with Saratoga for solicitation and advisory services in connection with this solicitation, for which Saratoga will receive a fee not to exceed $85,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws. Saratoga will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders. The Biglari Group has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares of Common Stock they hold of record. The Biglari Group will reimburse these record holders for their reasonable out-of-pocket expenses in so doing. In addition, directors, officers, members and certain other employees of Biglari may solicit proxies as part of their duties in the normal course of their employment without any additional compensation. The Biglari Nominees may make solicitations of proxies but, except as described herein, will not receive compensation for acting as director nominees. It is anticipated that Saratoga will employ approximately 15 persons to solicit the Company’s shareholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by the Biglari Group. Costs of this solicitation of proxies are currently estimated to be approximately $1,300,000 (including, but not limited to, fees for attorneys, solicitors and other advisors, and other costs incidental to the solicitation). The Biglari Group estimates that through the date hereof, its expenses in connection with this solicitation are approximately $800,000. To the extent legally permissible, if Biglari is successful in its proxy solicitation, the Biglari Group intends to seek reimbursement from the Company of all expenses it incurs in connection with the solicitation of proxies for the election of the Biglari Nominees to the Board at the Annual Meeting. If such reimbursement is approved by the Board, the Biglari Group does not intend to submit the question of such reimbursement to a vote of security holders of the Company.

ADDITIONAL PARTICIPANT INFORMATION

The participants in this solicitation are The Lion Fund II, Biglari Capital, First Guard, Southern Pioneer, Biglari Reinsurance, Biglari Insurance, Biglari Holdings, Sardar Biglari and the Biglari Nominees. The principal business of The Lion Fund II is purchasing, holding and selling securities for investment purposes. The principal business of Biglari Capital is serving as the general partner of The Lion Fund II and The Lion Fund, L.P. The principal business of First Guard is serving as the direct underwriter of commercial truck insurance. The principal business of Southern Pioneer is providing property and casualty insurance. The principal business of Biglari Reinsurance is serving as the direct parent of each of First Guard and Southern Pioneer. The principal business of Biglari Insurance is serving as the direct parent of Biglari Reinsurance. The principal business of Biglari Holdings is serving as a holding company owning subsidiaries engaged in a number of diverse business activities, including property and casualty insurance, media and licensing, restaurants, and oil and gas. The principal occupation of Sardar Biglari is serving as Chairman and Chief Executive Officer of Biglari Holdings and Biglari Capital.

The principal business address of each of Biglari Capital, The Lion Fund II, Biglari Holdings, Biglari Insurance and Sardar Biglari is 19100 Ridgewood Parkway, Suite 1200, San Antonio, Texas 78259. The principal business address of Biglari Reinsurance is 141 Front St., Hamilton HM 19, Bermuda. The principal business address of First Guard is 240 Nokomis Ave S., Venice, Florida 34285. The principal business address of Southern Pioneer is 2816 Longview Drive, Jonesboro, Arkansas 72401.

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As of the date hereof, The Lion Fund II is the direct beneficial owner of 2,000,000 shares of Common Stock. Biglari Capital, as the general partner of The Lion Fund II, may be deemed to beneficially own the 2,000,000 shares of Common Stock owned by The Lion Fund II. As of the date hereof, First Guard is the direct beneficial owner of 62,300 shares of Common Stock. As of the date hereof, Southern Pioneer is the direct beneficial owner of 6,841 shares of Common Stock. Biglari Reinsurance, as the direct parent company of each of First Guard and Southern Pioneer, may be deemed to beneficially own the 69,141 shares of Common Stock owned in the aggregate by First Guard and Southern Pioneer. Biglari Insurance, as the direct parent company of Biglari Reinsurance, may be deemed to beneficially own the 69,141 shares of Common Stock owned in the aggregate by First Guard and Southern Pioneer. Biglari Holdings, as the direct parent company of Biglari Insurance, may be deemed to beneficially own the 69,141 shares of Common Stock owned in the aggregate by First Guard and Southern Pioneer. Mr. Biglari, as the Chairman and Chief Executive Officer of each of Biglari Capital and Biglari Holdings, may be deemed to beneficially own the 2,069,141 shares of Common Stock owned in the aggregate by The Lion Fund II, First Guard and Southern Pioneer.

Each of the members of the Biglari Group may be deemed to be a member of a “group” with the other members therein for the purposes of Section 13(d)(3) of the Exchange Act, and such group may be deemed to beneficially own the 2,069,141 shares of Common Stock owned in the aggregate by all of the members of the Biglari Group. Each of the members of the Biglari Group disclaims beneficial ownership of the shares of Common Stock reported owned herein that he, she or it does not directly own. For information regarding transactions in securities of the Company during the past two years by the Participants, please see Schedule I attached hereto.

Except as otherwise indicated in this Proxy Statement, the shares of Common Stock directly owned by each of The Lion Fund II, First Guard and Southern Pioneer were purchased with working capital in open market purchases.

Except as otherwise set forth in this Proxy Statement (including the Schedules hereto), (i) during the past 10 years, no Participant has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no Participant directly or indirectly beneficially owns any securities of the Company; (iii) no Participant owns any securities of the Company which are owned of record but not beneficially; (iv) no Participant has purchased or sold any securities of the Company during the past two years; (v) no part of the purchase price or market value of the securities of the Company owned by any Participant is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no Participant is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of the Company, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any Participant owns beneficially, directly or indirectly, any securities of the Company; (viii) no Participant owns beneficially, directly or indirectly, any securities of any parent or subsidiary of the Company; (ix) no Participant or any of his, her or its associates or immediate family members was a party to any transaction, or series of similar transactions, since the beginning of the Company’s last fiscal year, or is a party to any currently proposed transaction, or series of similar transactions, to which the Company or any of its subsidiaries was or is to be a party, in which the amount involved exceeds $120,000; (x) no Participant or any of his, her or its associates has any arrangement or understanding with any person with respect to any future employment by the Company or its affiliates, or with respect to any future transactions to which the Company or any of its affiliates will or may be a party; (xi) no Participant has a substantial interest, direct or indirect, by securities holdings or otherwise in any matter to be acted on at the Annual Meeting; (xii) no Participant holds any positions or offices with the Company; (xiii) no Participant has a family relationship with any director, executive officer, or person nominated or chosen by the Company to become a director or executive officer; and (xiv) no companies or organizations, with which any of the Participants has been employed in the past five years, is a parent, subsidiary or other affiliate of the Company. There are no material proceedings to which any Participant or any of his, her or its associates is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries. With respect to each of the Participants, none of the events enumerated in Item 401(f)(1)-(8) of Regulation S-K of the Exchange Act occurred during the past ten (10) years.

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OTHER MATTERS AND ADDITIONAL INFORMATION

Biglari is unaware of any other matters to be considered at the Annual Meeting. However, should other matters, which Biglari is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the persons named as proxies on the enclosed GOLD universal proxy card will vote on such matters in their discretion.

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy statements and annual reports. This means that only one copy of this Proxy Statement may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the document to you if you write to our proxy solicitor, Saratoga, at the address set forth on the back cover of this Proxy Statement, or call toll free at (888) 368-0379. If you want to receive separate copies of our proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact our proxy solicitor at the above address and phone number.

The information concerning the Company and the proposals in the Company’s proxy statement contained in this Proxy Statement has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements. All information relating to any person other than the Participants is given only to the knowledge of Biglari.

This Proxy Statement is dated October 8, 2024. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than such date, and the mailing of this Proxy Statement to shareholders shall not create any implication to the contrary.

SHAREHOLDER PROPOSALS

Proposals of shareholders intended to be presented at the 2025 Annual Meeting pursuant to Rule 14a-8 promulgated under the Exchange Act must be received by the Company at its principal executive offices, 305 Hartmann Drive, Lebanon, Tennessee 37087. The Company has not yet publicly disclosed the deadline for shareholders to submit a proposal for inclusion in the Company’s proxy materials for presentation at the 2025 Annual Meeting pursuant to Rule 14a-8 of the Exchange Act. Notwithstanding the foregoing, shareholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act must typically be received at the principal executive offices of the Company not less than 120 days prior to the first anniversary of the mailing date of the proxy statement for the preceding year’s annual meeting. As of the date of this Proxy Statement, the Company has not filed its definitive proxy statement for the Annual Meeting. Once the Company publicly discloses such information, we intend to supplement this Proxy Statement with such information and file revised definitive materials with the SEC.

Under the Bylaws, any shareholder intending to present a proposal (including a nomination) at the 2025 Annual Meeting (whether or not to be included in the Company’s proxy statement) must provide timely written notice thereof to the Secretary of the Company. In order to be timely, the notice must be delivered to the Secretary of the Company at the principal executive offices of the Company not earlier than the close of business on the one hundred twentieth (120th) day and not later than the close of business on the ninetieth (90th) day prior to the first anniversary of the Annual Meeting. The Bylaws set forth detailed information that must be submitted with any shareholder proposal. In the event that the date of the 2025 Annual Meeting is more than thirty (30) days before or more than sixty (60) days after such anniversary date, notice by the shareholder must be delivered not earlier than the close of business on the one hundred twentieth (120th) day prior to the date of the 2025 Annual Meeting and not later than the close of business on the later of the ninetieth (90th) day prior to the date of the 2025 Annual Meeting (or, if the first public announcement of the date of the 2025 Annual Meeting is less than one hundred (100) days prior to the date of the 2025 Annual Meeting, the tenth (10th) day following the date on which public announcement of the date of the 2025 Annual Meeting is first made by the Company). In the event that a shareholder proposal intended to be presented for action at an annual meeting is not received timely, then the persons designated as proxies in the proxies solicited by the Board in connection with that annual meeting will be permitted to use their discretionary voting authority with respect to the proposal, whether or not the proposal is discussed in the proxy statement for that annual meeting.

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In addition to satisfying the foregoing requirements under the Bylaws, to comply with SEC Rule 14a-19, shareholders who intend to solicit proxies in support of proposed nominees other than the proposed nominees set forth by the Board must provide notice that sets forth the information required by SEC Rule 14a-19 no later than September 22, 2025.

The information set forth above regarding the procedures for submitting shareholder proposals for consideration at the 2025 Annual Meeting is based on information contained in the Company’s proxy statement and the Bylaws. The incorporation of this information in this Proxy Statement should not be construed as an admission by Biglari that such procedures are legal, valid or binding.

CERTAIN ADDITIONAL INFORMATION

WE HAVE OMITTED FROM THIS PROXY STATEMENT CERTAIN DISCLOSURE REQUIRED BY APPLICABLE LAW THAT IS EXPECTED TO BE INCLUDED IN THE COMPANY’S PROXY STATEMENT RELATING TO THE ANNUAL MEETING BASED ON OUR RELIANCE ON RULE 14A-5(C) UNDER THE EXCHANGE ACT. THIS DISCLOSURE IS EXPECTED TO INCLUDE, AMONG OTHER THINGS, CURRENT BIOGRAPHICAL INFORMATION ON THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS, INFORMATION CONCERNING EXECUTIVE COMPENSATION AND DIRECTOR COMPENSATION, INFORMATION CONCERNING THE COMMITTEES OF THE BOARD AND OTHER INFORMATION CONCERNING THE BOARD, INFORMATION CONCERNING CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS, INFORMATION ABOUT THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND OTHER IMPORTANT INFORMATION. SHAREHOLDERS ARE DIRECTED TO REFER TO THE COMPANY’S PROXY STATEMENT FOR THE FOREGOING INFORMATION, INCLUDING INFORMATION REQUIRED BY ITEM 7 OF SCHEDULE 14A WITH REGARD TO THE COMPANY’S NOMINEES. SHAREHOLDERS CAN ACCESS THE COMPANY’S PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS DISCLOSING THIS INFORMATION, WITHOUT COST, ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

SEE SCHEDULE II FOR INFORMATION REGARDING PERSONS WHO BENEFICIALLY OWN MORE THAN 5% OF THE SHARES AND THE OWNERSHIP OF THE SHARES BY THE DIRECTORS AND MANAGEMENT OF THE COMPANY.

The information concerning the Company contained in this Proxy Statement and the Schedules attached hereto has been taken from, or is based upon, publicly available documents on file with the SEC and other publicly available information. Although we have no knowledge that would indicate that statements relating to the Company contained in this Proxy Statement, in reliance upon publicly available information, are inaccurate or incomplete, to date we have not had access to the books and records of the Company, were not involved in the preparation of such information and statements and are not in a position to verify such information and statements.

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Your vote is important. No matter how many or how few shares of Common Stock you own, please vote to elect the Biglari Nominees by marking, signing, dating and mailing the enclosed GOLD universal proxy card promptly.

Biglari Capital Corp.

October 8, 2024

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SCHEDULE I

TRANSACTIONS IN SECURITIES OF the Company
DURING THE PAST TWO YEARS

Nature of Transaction	Securities Acquired/(Disposed)	Date of Transaction

FIRST GUARD INSURANCE COMPANY

Purchase of Common Stock	6,000	08/21/2023
Purchase of Common Stock	1,000	08/22/2023
Purchase of Common Stock	4,200	09/14/2023
Purchase of Common Stock	2,800	09/15/2023

I-1

SCHEDULE II

As of the date of this Proxy Statement, the Company has not yet filed its definitive proxy statement for the Annual Meeting with the SEC. Once the Company files its definitive proxy statement, we intend to supplement this Proxy Statement and file revised definitive materials with the SEC to include information regarding persons who beneficially own more than 5% of the shares of Common Stock of the Company and the ownership of shares of Common Stock by the Company’s directors and officers, which we anticipate will be disclosed in the Company’s definitive proxy statement.

I-2

IMPORTANT

Tell your Board what you think! Your vote is important. No matter how many shares of Common Stock you own, please give us your proxy FOR the election of the Biglari Nominees and in accordance with our recommendations on the other proposals on the agenda for the Annual Meeting by taking these three steps:

•	SIGNING the enclosed GOLD universal proxy card,
•	DATING the enclosed GOLD universal proxy card, and
•	MAILING the enclosed GOLD universal proxy card TODAY in the envelope provided (no postage is required if mailed in the United States), or
•	VOTING BY INTERNET using the unique “control number” and following the instructions that appear on your GOLD universal proxy card.

You may vote your shares virtually at the Annual Meeting; however, even if you plan to attend the Annual Meeting virtually, we recommend that you submit your GOLD universal proxy card by mail by the applicable deadline so that your vote will still be counted if you later decide not to attend the Annual Meeting. If any of your shares of Common Stock are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such shares of Common Stock and only upon receipt of your specific instructions. Depending upon your broker or custodian, you may be able to vote either by toll-free telephone or by the Internet. Please refer to the enclosed voting form for instructions on how to vote electronically. You may also vote by signing, dating and returning the enclosed GOLD voting form.

If you have any questions or require any additional information concerning this Proxy Statement, please contact Saratoga at the phone number or address set forth below.

If you have any questions, require assistance in voting your GOLD universal proxy card,

or need additional copies of Biglari’s proxy materials,

please contact:

Shareholders call toll-free at (888) 368-0379 or (212) 257-1311

Email: info@Saratogaproxy.com

GOLD UNIVERSAL PROXY CARD

CRACKER BARREL OLD COUNTRY STORE, INC.

2024 ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF BIGLARI CAPITAL CORP. and the other participants in its PROXY solicitation

THE BOARD OF DIRECTORS OF CRACKER BARREL OLD COUNTRY STORE, INC.
IS NOT SOLICITING THIS PROXY

P          R          O          X          Y

The undersigned appoints Sardar Biglari, John Ferguson and Ann Marie Mellone and each of them, as attorneys and agents with full power of substitution to vote all shares of Common Stock, par value $0.01 per share (the “Common Stock”), of Cracker Barrel Old Country Store, Inc. (the “Company” or “Cracker Barrel”) which the undersigned would be entitled to vote if personally present at the 2024 annual meeting of shareholders of the Company scheduled to be held on Thursday, November 21, 2024, at 10:00 a.m. Central Time via a live webcast, at www.cesonlineservices.com/cbrl24_vm (including any adjournments or postponements thereof and any meeting called in lieu thereof, the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of Common Stock of the Company held by the undersigned, and hereby ratifies and confirms all action the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof. If properly executed, this Proxy will be voted as directed on the reverse and, to the extent authorized by Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended, in the discretion of the herein named attorneys and proxies or their substitutes with respect to any other matters as may properly come before the Annual Meeting that are unknown to Biglari Capital Corp., The Lion Fund II, L.P., First Guard Insurance Company, Southern Pioneer Property and Casualty Insurance Company, Biglari Reinsurance Ltd., Biglari Insurance Group Inc., Biglari Holdings Inc. and Sardar Biglari (collectively, the “Biglari Group”) a reasonable time before this solicitation.

THIS PROXY WILL BE VOTED AS DIRECTED. IF THIS PROXY IS SIGNED AND NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED “for” THE THREE (3) BIGLARI GROUP NOMINEES AND “for” THE SEVEN (7) CRACKER BARREL NOMINEES UNOPPOSED BY THE BIGLARI GROUP IN PROPOSAL 1, “AGAINST” ON PROPOSAL 2, “AGAINST” PROPOSAL 3, “FOR” PROPOSAL 4, AND “AGAINST” PROPOSAL 5.

This Proxy will be valid until the completion of the Annual Meeting. This Proxy will only be valid in connection with the Biglari Group’s solicitation of proxies for the Annual Meeting.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
This Proxy Statement and our GOLD universal proxy card are available at www.enhancecrackerbarrel.com.

IMPORTANT: PLEASE SIGN, DATE, AND MAIL THIS PROXY CARD PROMPTLY!

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

GOLD UNIVERSAL PROXY CARD

[X] Please mark vote as in this example

THE BIGLARI GROUP STRONGLY RECOMMENDS THAT SHAREHOLDERS VOTE “for” THE THREE (3) BIGLARI GROUP NOMINEES AND “for” THE SEVEN (7) CRACKER BARREL NOMINEES UNOPPOSED BY THE BIGLARI GROUP, AND NOT VOTE “FOR” OR “WITHHOLD” WITH RESPECT TO ANY OF THE REMAINING THREE (3) COMPANY NOMINEES LISTED BELOW IN PROPOSAL 1.

YOU MAY SUBMIT VOTES FOR UP TO TEN (10) NOMINEES. IMPORTANTLY, IF YOU MARK MORE THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, ALL OF YOUR VOTES FOR THE ELECTION OF DIRECTORS WILL BE DEEMED INVALID. IF YOU MARK FEWER THAN TEN (10) “FOR” BOXES WITH RESPECT TO THE ELECTION OF DIRECTORS, THIS PROXY CARD, WHEN DULY EXECUTED, WILL BE VOTED ONLY AS DIRECTED.

1.	Election of ten (10) nominees to serve as directors until the Company’s 2025 annual meeting of shareholders and until their respective successors have been duly elected and qualified.

BIGLARI GROUP Nominees	FOR	WITHHOLD
a) Milena Alberti-Perez	☐	☐
b) Sardar Biglari	☐	☐
c) Michael W. Goodwin	☐	☐

CRACKER BARREL Nominees UNOPPOSED BY THE BIGLARI GROUP	FOR	WITHHOLD
a) Jody L. Bilney	☐	☐
b) Gilbert R. Dávila	☐	☐
c) John Garratt	☐	☐
d) Cheryl Henry	☐	☐
e) Julie Masino	☐	☐
f) Gisel Ruiz	☐	☐
g) Darryl L. Wade	☐	☐

CRACKER BARREL Nominees OPPOSED BY the biglari group	FOR	WITHHOLD
a) Thomas H. Barr	☐	☐
b) Carl T. Berquist	☐	☐
c) Meg G. Crofton	☐	☐

GOLD UNIVERSAL PROXY CARD

THE BIGLARI GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 2.

2.	The Company’s proposal to vote on a non-binding, advisory basis on the compensation of the Company’s named executive officers.
☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BIGLARI GROUP RECOMMENDS SHAREHOLDERS VOTE “AGAINST” PROPOSAL 3.

3.	The Company’s proposal to approve the Company’s shareholder rights agreement, which was adopted by the Board of Directors on February 22, 2024 and effective as of February 27, 2024:
☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BIGLARI GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 4.

4.	The Company’s proposal to ratify the appointment of Deloitte & Touche LLP as its independent registered public accounting firm for the 2025 fiscal year:
☐ FOR	☐ AGAINST	☐ ABSTAIN

THE BIGLARI GROUP MAKES NO RECOMMENDATION WITH RESPECT TO PROPOSAL 5.

5.	Shareholder proposal requesting the Company disclose targets for reducing greenhouse gas emissions:
☐ FOR	☐ AGAINST	☐ ABSTAIN

DATED: ____________________________

____________________________________
(Signature)

____________________________________
(Signature, if held jointly)

____________________________________
(Title)

WHEN SHARES ARE HELD JOINTLY, JOINT OWNERS SHOULD EACH SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, ETC., SHOULD INDICATE THE CAPACITY IN WHICH THEY ARE SIGNING. PLEASE SIGN EXACTLY AS NAME APPEARS ON THIS PROXY.